EXHIBIT 4

wfmbs04-x - Price/Yield - 1A1

Morgan Stanley

Balance       $39,237,500.00   Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004



Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100-09+                   4.91          4.88          4.85          4.82          4.73          4.57          4.43          4.25
100-13+                   4.88          4.84          4.81          4.77          4.67          4.48          4.31          4.09
100-17+                   4.84          4.81          4.77          4.72          4.61          4.38          4.18          3.93
100-21+                   4.81          4.77          4.72          4.67          4.54          4.28          4.06          3.77
100-25+                   4.78          4.74          4.68          4.62          4.48          4.19          3.94          3.62
100-29+                   4.75          4.70          4.64          4.57          4.41          4.09          3.82          3.46
101-01+                   4.72          4.66          4.60          4.53          4.35          4.00          3.69          3.30
101-05+                   4.69          4.63          4.56          4.48          4.29          3.91          3.57          3.15
101-09+                   4.66          4.59          4.52          4.43          4.22          3.81          3.45          2.99
101-13+                   4.63          4.56          4.48          4.38          4.16          3.72          3.33          2.84
101-17+                   4.60          4.52          4.44          4.34          4.10          3.62          3.21          2.68

WAL                       4.76          4.02          3.42          2.92          2.15          1.40          1.07          0.82
Mod Durn                  4.05          3.47          2.98          2.58          1.94          1.30          1.01          0.79
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A1

Morgan Stanley

Balance       $39,237,500.00   Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004



Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100-12+                   4.88          4.85          4.82          4.78          4.69          4.50          4.34          4.13
100-16+                   4.85          4.82          4.78          4.73          4.62          4.40          4.21          3.97
100-20+                   4.82          4.78          4.73          4.68          4.56          4.31          4.09          3.81
100-24+                   4.79          4.74          4.69          4.63          4.49          4.21          3.97          3.66
100-28+                   4.76          4.71          4.65          4.59          4.43          4.12          3.85          3.50
101-00+                   4.73          4.67          4.61          4.54          4.37          4.02          3.72          3.34
101-04+                   4.70          4.64          4.57          4.49          4.30          3.93          3.60          3.19
101-08+                   4.67          4.60          4.53          4.44          4.24          3.83          3.48          3.03
101-12+                   4.64          4.57          4.49          4.40          4.18          3.74          3.36          2.87
101-16+                   4.61          4.53          4.45          4.35          4.11          3.65          3.24          2.72
101-20+                   4.58          4.50          4.41          4.30          4.05          3.55          3.12          2.57

WAL                       4.76          4.02          3.42          2.92          2.15          1.40          1.07          0.82
Mod Durn                  4.05          3.47          2.99          2.58          1.94          1.30          1.01          0.79
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A1

Morgan Stanley

Balance       $39,237,500.00   Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004



Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100.414062500             4.88          4.85          4.81          4.77          4.67          4.48          4.31          4.10
100.539062500             4.85          4.81          4.77          4.72          4.61          4.39          4.19          3.94
100.664062500             4.82          4.77          4.73          4.67          4.55          4.29          4.07          3.78
100.789062500             4.79          4.74          4.69          4.63          4.48          4.20          3.95          3.63
100.914062500             4.75          4.70          4.64          4.58          4.42          4.10          3.82          3.47
101.039062500             4.72          4.67          4.60          4.53          4.35          4.01          3.70          3.31
101.164062500             4.69          4.63          4.56          4.48          4.29          3.91          3.58          3.16
101.289062500             4.66          4.60          4.52          4.43          4.23          3.82          3.46          3.00
101.414062500             4.63          4.56          4.48          4.39          4.16          3.72          3.34          2.85
101.539062500             4.60          4.53          4.44          4.34          4.10          3.63          3.22          2.69
101.664062500             4.57          4.49          4.40          4.29          4.04          3.54          3.10          2.54

WAL                       4.76          4.02          3.42          2.92          2.15          1.40          1.07          0.82
Mod Durn                  4.05          3.47          2.99          2.58          1.94          1.30          1.01          0.79
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A1

Morgan Stanley

Balance       $39,237,500.00   Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004


Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100-13+                   4.88          4.84          4.81          4.77          4.67          4.48          4.31          4.09
100-17+                   4.84          4.81          4.77          4.72          4.61          4.38          4.18          3.93
100-21+                   4.81          4.77          4.72          4.67          4.54          4.28          4.06          3.77
100-25+                   4.78          4.74          4.68          4.62          4.48          4.19          3.94          3.62
100-29+                   4.75          4.70          4.64          4.57          4.41          4.09          3.82          3.46
101-01+                   4.72          4.66          4.60          4.53          4.35          4.00          3.69          3.30
101-05+                   4.69          4.63          4.56          4.48          4.29          3.91          3.57          3.15
101-09+                   4.66          4.59          4.52          4.43          4.22          3.81          3.45          2.99
101-13+                   4.63          4.56          4.48          4.38          4.16          3.72          3.33          2.84
101-17+                   4.60          4.52          4.44          4.34          4.10          3.62          3.21          2.68
101-21+                   4.57          4.49          4.39          4.29          4.03          3.53          3.09          2.53

WAL                       4.76          4.02          3.42          2.92          2.15          1.40          1.07          0.82
Mod Durn                  4.05          3.47          2.99          2.58          1.94          1.30          1.01          0.79
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A1

Morgan Stanley

Balance       $39,237,500.00   Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004




Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100-13                    4.88          4.85          4.81          4.77          4.68          4.49          4.32          4.11
100-17                    4.85          4.81          4.77          4.72          4.61          4.39          4.20          3.95
100-21                    4.82          4.78          4.73          4.68          4.55          4.30          4.08          3.79
100-25                    4.79          4.74          4.69          4.63          4.49          4.20          3.95          3.64
100-29                    4.76          4.70          4.65          4.58          4.42          4.11          3.83          3.48
101-01                    4.73          4.67          4.61          4.53          4.36          4.01          3.71          3.32
101-05                    4.70          4.63          4.56          4.48          4.29          3.92          3.59          3.17
101-09                    4.67          4.60          4.52          4.44          4.23          3.82          3.47          3.01
101-13                    4.64          4.56          4.48          4.39          4.17          3.73          3.34          2.85
101-17                    4.60          4.53          4.44          4.34          4.11          3.64          3.22          2.70
101-21                    4.57          4.49          4.40          4.29          4.04          3.54          3.10          2.55

WAL                       4.76          4.02          3.42          2.92          2.15          1.40          1.07          0.82
Mod Durn                  4.05          3.47          2.99          2.58          1.94          1.30          1.01          0.79
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A1

Morgan Stanley

Balance       $39,237,500.00   Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004



Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100-17+                   4.84          4.81          4.77          4.72          4.61          4.38          4.18          3.93
100-21+                   4.81          4.77          4.72          4.67          4.54          4.28          4.06          3.77
100-25+                   4.78          4.74          4.68          4.62          4.48          4.19          3.94          3.62
100-29+                   4.75          4.70          4.64          4.57          4.41          4.09          3.82          3.46
101-01+                   4.72          4.66          4.60          4.53          4.35          4.00          3.69          3.30
101-05+                   4.69          4.63          4.56          4.48          4.29          3.91          3.57          3.15
101-09+                   4.66          4.59          4.52          4.43          4.22          3.81          3.45          2.99
101-13+                   4.63          4.56          4.48          4.38          4.16          3.72          3.33          2.84
101-17+                   4.60          4.52          4.44          4.34          4.10          3.62          3.21          2.68
101-21+                   4.57          4.49          4.39          4.29          4.03          3.53          3.09          2.53
101-25+                   4.54          4.45          4.35          4.24          3.97          3.44          2.97          2.37

WAL                       4.76          4.02          3.42          2.92          2.15          1.40          1.07          0.82
Mod Durn                  4.05          3.47          2.99          2.58          1.94          1.31          1.01          0.79
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A2

Morgan Stanley

Balance       $400,000,000.00  Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004



Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100-12                    4.89          4.86          4.82          4.79          4.69          4.51          4.35          4.15
100-16                    4.86          4.82          4.78          4.74          4.63          4.42          4.23          3.99
100-20                    4.83          4.79          4.74          4.69          4.57          4.32          4.11          3.83
100-24                    4.79          4.75          4.70          4.64          4.50          4.23          3.98          3.68
100-28                    4.76          4.71          4.66          4.59          4.44          4.13          3.86          3.52
101-00                    4.73          4.68          4.62          4.54          4.37          4.04          3.74          3.36
101-04                    4.70          4.64          4.57          4.50          4.31          3.94          3.62          3.20
101-08                    4.67          4.61          4.53          4.45          4.25          3.85          3.50          3.05
101-12                    4.64          4.57          4.49          4.40          4.18          3.75          3.38          2.89
101-16                    4.61          4.54          4.45          4.35          4.12          3.66          3.25          2.74
101-20                    4.58          4.50          4.41          4.31          4.06          3.57          3.13          2.58

WAL                       4.76          4.02          3.42          2.92          2.15          1.40          1.07          0.82
Mod Durn                  4.05          3.47          2.99          2.58          1.94          1.30          1.01          0.79
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A2

Morgan Stanley

Balance       $400,000,000.00  Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/18/2004       First Payment   11/25/2004



Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100.492187500             4.86          4.82          4.79          4.74          4.64          4.44          4.26          4.04
100.617187500             4.83          4.79          4.75          4.70          4.58          4.34          4.14          3.89
100.742187500             4.80          4.75          4.70          4.65          4.51          4.25          4.02          3.73
100.867187500             4.77          4.72          4.66          4.60          4.45          4.16          3.90          3.58
100.992187500             4.74          4.68          4.62          4.55          4.39          4.06          3.78          3.43
101.117187500             4.71          4.65          4.58          4.51          4.32          3.97          3.66          3.28
101.242187500             4.68          4.61          4.54          4.46          4.26          3.88          3.55          3.13
101.367187500             4.65          4.58          4.50          4.41          4.20          3.79          3.43          2.98
101.492187500             4.62          4.54          4.46          4.36          4.14          3.69          3.31          2.83
101.617187500             4.59          4.51          4.42          4.32          4.08          3.60          3.19          2.68
101.742187500             4.56          4.47          4.38          4.27          4.01          3.51          3.08          2.53

WAL                       4.79          4.05          3.45          2.95          2.18          1.43          1.10          0.85
Mod Durn                  4.08          3.50          3.02          2.61          1.97          1.33          1.04          0.82
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11 Nov04 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A4

Morgan Stanley

Balance       $26,700,000.00   Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004



Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100-20                    4.78          4.70          4.58          4.46          4.19          3.71          3.31          2.82
100-24                    4.75          4.65          4.52          4.38          4.08          3.53          3.09          2.53
100-28                    4.71          4.60          4.46          4.31          3.96          3.36          2.86          2.25
101-00                    4.68          4.56          4.40          4.23          3.85          3.19          2.64          1.96
101-04                    4.64          4.51          4.34          4.15          3.74          3.01          2.41          1.67
101-08                    4.60          4.46          4.28          4.07          3.63          2.84          2.19          1.39
101-12                    4.57          4.42          4.22          4.00          3.52          2.67          1.97          1.11
101-16                    4.53          4.37          4.16          3.92          3.41          2.50          1.75          0.82
101-20                    4.50          4.32          4.09          3.84          3.30          2.33          1.53          0.54
101-24                    4.46          4.28          4.03          3.77          3.19          2.16          1.31          0.26
101-28                    4.43          4.23          3.97          3.69          3.08          1.99          1.09         -0.02

WAL                       3.98          2.98          2.21          1.72          1.16          0.74          0.57          0.44
Mod Durn                  3.45          2.64          2.02          1.60          1.11          0.71          0.55          0.43
Principal Window  Nov04 - Aug11 Nov04 - Aug11 Nov04 - May10 Nov04 - Feb09 Nov04 - Sep07 Nov04 - Aug06 Nov04 - Mar06 Nov04 - Nov05

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 1A5

Morgan Stanley

Balance       $10,000,000.00   Delay           24          WAC(1)   5.267985796    WAM(1)     358
Coupon        5.00799          Dated           10/1/2004   NET(1)   5.007986       WALA(1)      2
Settle        10/29/2004       First Payment   11/25/2004



Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
101-15                    4.75          4.75          4.74          4.71          4.63          4.43          4.25          4.02
101-19                    4.72          4.72          4.72          4.69          4.60          4.39          4.20          3.95
101-23                    4.70          4.70          4.70          4.67          4.57          4.35          4.14          3.87
101-27                    4.68          4.68          4.67          4.64          4.54          4.30          4.09          3.80
101-31                    4.66          4.66          4.65          4.62          4.51          4.26          4.03          3.73
102-03                    4.64          4.64          4.63          4.60          4.48          4.22          3.98          3.66
102-07                    4.62          4.62          4.61          4.57          4.45          4.17          3.92          3.59
102-11                    4.60          4.60          4.59          4.55          4.42          4.13          3.87          3.52
102-15                    4.57          4.57          4.56          4.52          4.39          4.09          3.81          3.45
102-19                    4.55          4.55          4.54          4.50          4.36          4.05          3.76          3.38
102-23                    4.53          4.53          4.52          4.48          4.33          4.00          3.70          3.31

WAL                       6.82          6.82          6.67          6.11          4.77          3.16          2.41          1.84
Mod Durn                  5.67          5.67          5.56          5.16          4.14          2.85          2.22          1.72
Principal Window  Aug11 - Aug11 Aug11 - Aug11 May10 - Aug11 Feb09 - Aug11 Sep07 - Aug11 Aug06 - Aug11 Mar06 - Aug11 Nov05 - Aug11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB


The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

wfmbs04-x - Price/Yield - 2A1

Morgan Stanley

Balance       $50,000,000.00   Delay           24          WAC(2)   5.255748156    WAM(2)     358
Coupon        4.99575          Dated           10/1/2004   NET(2)   4.995748       WALA(2)      2
Settle        10/29/2004       First Payment   11/25/2004


Price                       10            15            20            25            35            50            60            70
                         Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
100-16                    4.84          4.80          4.76          4.72          4.61          4.40          4.21          3.97
100-20                    4.81          4.77          4.72          4.67          4.54          4.30          4.09          3.81
100-24                    4.77          4.73          4.68          4.62          4.48          4.20          3.96          3.65
100-28                    4.74          4.69          4.63          4.57          4.41          4.11          3.84          3.50
101-00                    4.71          4.66          4.59          4.52          4.35          4.01          3.72          3.34
101-04                    4.68          4.62          4.55          4.47          4.28          3.92          3.59          3.18
101-08                    4.65          4.58          4.51          4.42          4.22          3.82          3.47          3.02
101-12                    4.62          4.55          4.47          4.37          4.16          3.72          3.35          2.87
101-16                    4.59          4.51          4.42          4.33          4.09          3.63          3.23          2.71
101-20                    4.56          4.47          4.38          4.28          4.03          3.54          3.10          2.56
101-24                    4.52          4.44          4.34          4.23          3.96          3.44          2.98          2.40

WAL                       4.61          3.91          3.33          2.85          2.11          1.38          1.06          0.81
Mod Durn                  3.94          3.38          2.92          2.52          1.91          1.29          1.00          0.78
Principal Window  Nov04 - Sep11 Nov04 - Sep11 Nov04 - Sep11 Nov04 - Sep11 Nov04 - Sep11 Nov04 - Sep11 Nov04 - Sep11 Nov04 - Sep11

CMT_1YR                   2.26          2.26          2.26          2.26          2.26          2.26          2.26          2.26
Prepay                  10 CPB        15 CPB        20 CPB        25 CPB        35 CPB        50 CPB        60 CPB        70 CPB

The information herein has been provided solely by Morgan Stanley & Co. Incorporated. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.